TABLE OF CONTENTS

                                                                                                                       SA
ARTICLES                                                                                                          NUMBER

1.              Quantity, Model and Description

2.              Delivery Schedule

3.              Price

4.              Payment

5.              Miscellaneous

6.              Confidential Treatment

TABLE

~~1.              Aircraft Information Table – TRENT~~             SA-2
1 R1.                      Aircraft Information Table – GENX           SA-2

EXHIBIT

A.              Aircraft Configuration

B.              Aircraft Delivery Requirements and Responsibilities

C.              Defined Terms

SUPPLEMENTAL EXHIBITS

AE1.              [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BFE1.              Buyer Furnished Equipment Variables           SA-2

CS1.              787 Customer Support Document

EE1.              [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

~~EE1.~~                      [CONFIDENTIAL PORTION OMITTED AND FILED   SA-2
SEPARATELY THE WITH COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SLP1.              [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3219                                                                                                                      SA-2
BOEING PROPRIETARY

LETTER AGREEMENTS

3219-01                                           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
3219-02                                           Special Terms – Seats and In-Flight Entertainment
3219-04                                           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
3219-05                                           Spare Parts Commitments
3219-06                                           Spare Parts Initial Provisioning
3219-08                                           Open Configuration Matters

6-1162-AKP-071R1                                           Purchase Obligations
6-1162-AKP-072R2                                           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-AKP-073R1                                           Accident Claims and Litigation
6-1162-CLO-1031R1                                           [CONFIDENTIAL PORTION OMITTED          SA-2
AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-CLO-1032R1                                           [CONFIDENTIAL PORTION OMITTED          SA-2
AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-CLO-1039                                           [CONFIDENTIAL PORTION OMITTED
AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-CLO-1043                                           787 Inspection Process
6-1162-CLO-1042                                           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-CLO-1045R1                                           [CONFIDENTIAL PORTION OMITTED   SA-2
AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-CLO-1046                                           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-CLO-1047                                           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
~~6-1162-CLO-1048                                           Final Matters~~ SA-2
6-1162-CLO-1049                                           CS1 Matters
6-1162-TRW-0664                                           Aircraft Purchase Rights and Substitution
Rights
Attachment A – MADP Exercise Dates                                      SA-2
Attachment B – QADP Exercise Dates                                       SA-2
Attachment C – MADP & QADP                                                 SA-2
Rights Aircraft

~~6-1162-TRW-0665~~                                           [CONFIDENTIAL PORTION OMITTED                        SA-2
AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
~~6-1162-TRW-0666~~	[CONFIDENTIAL PORTION OMITTED	SA-2
AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-TRW-0667	[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]
6-1162-TRW-0668	[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]
6-1162-TRW-0670                                           Miscellaneous Commitments for Model 787 Aircraft
6-1162-TRW-0671                                           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-TRW-0672                                           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
6-1162-TRW-0673                                           Confidentiality
6-1162-TRW-0674R1                                           Business Considerations                                              SA-2

P.A. No. 3219                                                                                                                      SA-2
BOEING PROPRIETARY